UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 14, 2019

BRIDGELINE DIGITAL, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-33567	52-2263942
(Commission File Number)	(IRS Employer Identification No.)

100 Summit Drive, Burlington, MA	01803
(Address of Principal Executive Offices)	(Zip Code)

(781) 376-5555
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐   Pre -commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐   Pre -commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

On February 14, 2019, Bridgeline Digital, Inc (the “Company”) was notified that the proposed Asset Purchase Agreement as submitted to Ernst & Young Inc., whom was appointed as proposal trustee (in such capacity, the “Proposal Trustee”), by the Ontario Superior Court of Justice in Bankruptcy and Insolvency located in Toronto, Ontario (the “Bankruptcy Court”), to acquire certain assets from Stantive Technologies Group Inc. (“Stantive”) was selected as the successful bid (the “Successful Bid”).

Stantive, a corporation organized under the laws of Ontario, Canada, owns and operates an information technology software business focused on the development and deployment of a proprietary content management platform. On November 14, 2018, Stantive commenced bankruptcy proceedings under the Bankruptcy and Insolvency Act (Canada) in the Ontario Superior Court of Justice in Bankruptcy and Insolvency located in Toronto, Ontario (the “Bankruptcy Court”) (the “Bankruptcy Proceeding”).

In connection with the Bankruptcy Proceeding, on December 20, 2018, the Bankruptcy Court approved a sale and investment solicitation process (“SISP”). As part of the SISP process, Stantive entered into a Stalking Horse Agreement with a potential buyer (the “Potential Buyer”) on December 14, 2018 (the “Stalking Horse Agreement”), pursuant to which, subject to the approval of the Bankruptcy Court, Stantive agreed to sell to the Potential Buyer substantially all of the assets of Stantive, including, among other things, substantially all equipment and supplies, contracts, computer software, accounts receivable, intellectual property and goodwill, other than certain specified excluded assets and contractual rights (the “Assets”), for a purchase price equal to approximately $5,723,301 CAD (or $4,304,000 USD as of February 14, 2019), conditioned on the absence of the receipt by the Proposal Trustee of a superior bid.

On February 8, 2019, the Company submitted its bid in the form of an Asset Purchase Agreement (“APA”), a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K, which APA became binding upon the Company’s receipt of notification of its Successful Bid on February 14, 2019. Pursuant to the APA, the Company has agreed, subject to certain conditions described below, to purchase substantially all of the Assets on the closing date of the transaction (“Closing Date”). Under the terms of the APA, on the Closing Date Stantive will sell, assign and transfer all of its rights, title and interest in and to substantially all of the Assets to the Company in exchange for consideration consisting of (i) $6,680,858 CAD in cash, and (ii) the amount equal to the value, if any, of any Stantive’s post filing accrued liabilities as of the Closing Date (together, the “Purchase Price”), all of which is subject to approval of the Bankruptcy Court. As required by the terms of the APA, the Company delivered a cash deposit, equal to 10% of the cash portion of the Purchase Price (the “Deposit”), to counsel for Stantive, on February 14, 2019, which Deposit will be held, pending closing, in trust for the benefit of Stantive; provided, however, that, subject to certain exceptions, in the event that the APA is terminated pursuant to the terms of the APA, the Deposit, together with any interest accrued thereon, shall be returned to the Company. Pursuant to the terms of the APA, the Company has three business days from the receipt of the Successful Bid to conduct confirmatory due diligence, which has been satisfied, with respect to Stantive’s business and the Assets.

The transaction contemplated by the APA is currently expected to close on or before March 1, 2019. The closing is subject to a number of customary conditions, includingthe performance of each party’s obligations under the APA and the Bankruptcy Court’s authorization and approval of the APA and the transaction contemplated thereby. The Company intends to finance the acquisition of the Assets through the issuance of debt and/or equity securities. The Company can provide no assurances that the Bankruptcy Court will approve the APA, or that the Company will be successful in its attempts to secure sufficient capital to consummate the acquisition of the Assets.

The foregoing description of the APA does not purport to be complete, and is qualified in their entirety by reference to the full text of the APA, attached hereto as Exhibit 10.1, which is incorporated by reference herein.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K and the exhibits hereto (collectively, this “Current Report”) may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended. Forward-looking statements are those involving future events and future results that are based on current expectations, estimates, forecasts, and projections as well as the current beliefs and assumptions of the Company’s management. We often use words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “may,” “predict,” “will,” “would,” “could,” “should,” “target” and similar expressions to identify forward-looking statements. All statements contained in this Current Report that are not statements of historical fact and other estimates, projections, future trends and the outcome of events that have not yet occurred referenced in this Current Report should be considered forward-looking statements. Actual results or events could differ materially from those indicated in forward-looking statements as a result of risks and uncertainties. The Company does not assume any obligation to update the information contained in this Current Report.

Item 7.01. Regulation FD Disclosure

On February 15, 2019, the Company began utilizing a new corporate presentation (the “Corporate Presentation”). A copy of the Corporate Presentation attached as Exhibit 99.1 to this Current Report on Form 8-K, and is incorporated by reference herein.

The information in this Item, including the information set forth in Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits

See Exhibit Index.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRIDGELINE DIGITAL, INC.
(Registrant)

	By:	/s/ Carole A. Tyner
Carole A. Tyner
Chief Financial Officer
Date: February 15, 2019

Exhibit Index

Exhibit Number	Description

10.1	Asset Purchase Agreement, by and between the Company and Stantive Technologies Group Inc., dated February 8, 2019.
99.1	Corporate Presentation, dated February 15, 2019.